Credit Risk Manager Report
April 2005
SASCO 2005-RMS1

 Copyright 2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Table of Contents
Executive Summary                   Section One
Prepayment Premium Analysis         Section Two
Analytics                           Section Three


Section One
Executive Summary

 Copyright 2005 The Murrayhill Company. All Rights Reserved.

Transaction Summary

Closing Date:                                        03/30/20005
Depositor:                           Structured Asset Securities Corporation
Trustee(s):                                        U.S. Bank
Master Servicer:                    Aurora Loan Services Master Servicing
Servicer(s):                          Chase Home Finance, Wells Fargo Bank, N.A.
Delinquency Reporting Method:                           OTS1

Collateral Summary

					  3/31/2005 as a percentage of
                    Closing Date   3/31/2005      Closing Date

Collateral Balance  $414,530,994  $406,366,042       98.03%

Loan Count              2,854        2,814           98.60%



1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Loan-Level Analysis
Loan number 6241606
This loan was originated for $247,200 secured by a property in New Hampshire valued at $310,000. On 2/1/2005 a notice of rights letter was sent to the borrower by the servicer, and on 3/11/2005 a pre-foreclosure letter was sent. The property was taken into foreclosure on 3/18/2005, and the securitization date was 3/30/2005.

In the Representations and Warranties of the prospectus it states "the seller has no reason to believe that any borrower will default under the related mortgage loan (or that foreclosure will be commenced) within six months following the closing date...following discovery of the breach of any representation or warranty that materially and adversely affects the value of the mortgage loan, or receipt of notice of such breach, the applicable transferor of the seller will be obliged to cure such breach or repurchase the affected mortgage loan from the trust."

We have submitted this loan as a repurchase candidate because we believe it is in violation of the Representations and Warranties of the deal.

Collateral Statistics
                                        Loan Count          Summed Balance
Repurchases*                                0                     $0
First Payment Defaults                      2                  $104,000
Early Payment Defaults**                    8                  $1,294,502
Multiple Loans to One Borrower             356                 $37,170,666

*Refers to loans repurchased in the current month
**A default that occurs on the second or third scheduled payment

Second Lien Statistics
                                        Loan Count           Summed Balance
Total Outstanding Second Liens             403                 $15,989,368
30 Days Delinquent                          3                  $201,956
60 Days Delinquent                          0                      $0
90+ Days Delinquent                         0                      $0

 2005 The Murrayhill Company. All Rights Reserved.


Prepayments
                                                Total Prepayments Percentage of
Remittance  Date Beginning  Collateral Balance            Prepayments
4/25/2005    $413,276,627      $6,812,096                      1.65

Prepayment Premium Analysis
Prepayment Premium Issues for the Current Month

In the 4/25/2005 remittance 22 loans with active prepayment flags were paid off. The servicer remitted premiums for 21 loans with active prepayments flags totaling $116,742. Loan number 6242436 liquidated in the 4/25/2005 remittance with an active prepayment flag, but a premium was not remitted. We believe a premium was not remitted because of a discrepancy between the investor reporting file sent to the trustee and the data file provided to Murrayhill from the servicer's system regarding the payoff amount. The data file reported $1,420 as the payoff amount, which is below the payoff amount to remit a premium. The investor reporting file showed a payoff amount of $240,094, which would remit a premium. We have asked the servicer to correct the payoff balance in the data file and remit the correct premium.

Section Two
Prepayment Premium Analysis
 Copyright 2005 The Murrayhill Company. All Rights Reserved.



Reconciliation of Prepayment Premiums for SASCO 2005-RMS1
Mortgage Data Through: March 31, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.

                                Trustee Remittance Date

Class                                   25-Apr-05
P Class                                 $116,742

Section 2:Prepayment premiums collected by the servicer and remitted to the trustee. This information is reported to Murrayhill by the servicer each month.

                                Trustee Remittance Date
Servicer                                25-Apr-05
TOTAL                                   $116,742

Section 3:Reconciliation of the amounts remitted to the P Classholders by the trustee, and the amount remitted by the servicer to the trustee.

Amount remitted to the P Class:        $116,742
Amount remitted by servicer:           $116,742
Difference:                            $0



 Copyright 2005 The Murrayhill Company. All Rights Reserved.

Aggregate Paid-Off Loans Report for SASCO 2005-RMS1
Mortgage Data Through: March 31, 2005


Trustee Remittance Date                                                25-Apr-05

Loans with Active Prepayment Flags with Premiums Remitted (A)            21

Loans without Prepayment Flags with Premiums Remitted                    0

Total Loans with Premiums Remitted (B)                                   21

Loans with Active Prepayment Flags (C)                                   22

Loans without Prepayment Flags with Premiums Remitted                    0

Subtotal (D)                                                             22

Premiums Remitted for loans with Active Prepayment Flags (A/C)         95.45%

Total Loans with Premiums Remitted to the Subtotal (B/D)               95.45%

Total Paid-Off Loans (E)                                                 39

Total Loans with Premiums Remitted to the Total Paid-Off
Loans (B/E)                                                            53.58%


 Copyright 2005 The Murrayhill Company. All Rights Reserved.



Paid-Off Loans Exception Report for SASCO 2005-RMS1
Mortgage Data Through: March 31, 2005


                                                                Total
Total Paid-Off Loans with Flags                                  40
Less Exceptions:
Loans with Expired Prepayment Clauses (as stated in the Note)*   18

Loans that Contained a Clause Allowing Prepayment
Premiums to be Waived at the Time of Liquidation*                0

Loans that were Liquidated from REO Status*                      0

Loans with Discrepancies between the Data File and the Note*     0

Defaulted Liquidated Loans that Could Not Have Collected
Premiums because of the Acceleration of the Debt*                0

Loans that were Liquidated Through Loss Mitigation Efforts*      0

Total Paid-Off Loans with Active Prepayment Flags (C)            22

Other Exceptions:

Paid-Off Loans that Did Not have Premiums
Collected because of State Statutes                              0

Paid-Off Loans with Active Prepayment Flags
that Have Not Remitted Premiums                                  1

* These categories are mutually exclusive.

Copyright 2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loans With Prepayment Flags for SASCO 2005-RMS1
Mortgage Data Through: March 31, 2005




                                                           % of Premium to
Loan  Delinq.         Orig.  PPP Flag        Payoff    PPP   Payoff
Number String         Date         Exp. Date Balance Remitted Balance Comment


								    Awaiting
6242436   0         10/26/2004   2 12/26/2004 $1,420   $0       0%  Response
6240566   0         8/3/2004     2 10/3/2004  $78,104  $784     1%
6241864   0         10/8/2004    1 11/8/2004  $206,314 $4,126   2%
6241019   0         9/13/2004    2 11/13/2004 $44,404  $2,664   6%
6242584   0         10/25/2004   1 11/25/2004 $183,150 $10,944  6%
6241504   0         9/30/2004    2 11/30/2004 $163,948 $3,558   2%
6241814   0         10/7/2004    2 12/7/2004  $263,945 $7,390   3%
6241743   0         10/8/2004    2 12/8/2004  $71,902  $4,314   6%
6241442   0         10/11/2004   2 12/11/2004 $222,037 $2,239   1%
6241880   0         10/12/2004   2 12/12/2004 $183,957 $3,679   2%
6241211   0         10/14/2004   2 12/14/2004 $68,831  $4,130   6%
6241244   0         10/15/2004   2 12/15/2004 $166,349 $3,327   2%
6242017   0         10/20/2004   2 12/20/2004 $403,832 $10,177  3%
6242466   0         10/25/2004   2 12/25/2004 $356,250 $21,375  6%
6242389   0         10/25/2004   2 12/25/2004 $213,000 $5,027   2%
6241480   0         10/1/2004    3 1/1/2005   $129,578 $1,296   1%
6243339   0         12/6/2004    1 1/6/2005   $235,665 $10,530  4%
6242628   0         11/12/2004   2 1/12/2005  $107,802 $5,390   5%
6242606   0         11/12/2004   2 1/12/2005  $71,827  $718     1%
6242755   0         12/1/2004    2 2/1/2005   $280,520 $2,511   1%
6243001   0         12/3/2004    2 2/3/2005   $175,981 $7,880   4%
6242804   0         12/9/2004    2 2/9/2005   $104,506 $4,684   4%

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section Three
Analytics

SASCO 2005-RMS1 FICO Distribution by Status
Mortgage Data Through: March 31, 2005
FICO        Delinquency        Percentage
500        Current        0.002
510        Current        0.003
520        Current        0.002
530        Current        0.022
530        Delinquent        0.1
530        Paid Off        0.026
540        Current        0.023
540        Delinquent        0.05
550        Current        0.03
550        Delinquent        0.1
550        Paid Off        0.051
560        Current        0.033
560        Paid Off        0.026
570        Current        0.035
570        Paid Off        0.103
580        Current        0.042
580        Paid Off        0.128
590        Current        0.049
590        Paid Off        0.026
600        Current        0.062
600        Delinquent        0.05
610        Current        0.088
610        Delinquent        0.05
610        Paid Off        0.103
620        Current        0.082
620        Delinquent        0.15
620        Paid Off        0.051
630        Current        0.076
630        Delinquent        0.1
630        Paid Off        0.103
640        Current        0.064
640        Delinquent        0.1
640        Paid Off        0.077
650        Current        0.067
650        Delinquent        0.15
660        Current        0.055
660        Paid Off        0.026
670        Current        0.048
670        Delinquent        0.05
670        Paid Off        0.026
680        Current        0.04
680        Paid Off        0.051
690        Current        0.034
690        Paid Off        0.128
700        Current        0.026
710        Current        0.028
720        Current        0.022
730        Current        0.016
740        Current        0.013
740        Paid Off        0.026
750        Current        0.011
760        Current        0.009
760        Delinquent        0.05
760        Paid Off        0.026
770        Current        0.005
770        Delinquent        0.05
770        Paid Off        0.026
780        Current        0.005
790        Current        0.004
800        Current        0.002
810        Current        0

Status        # of Loans        Average        Std. Deviation
Current        2,794        633        56.159
Delinquent        20        622        64.704
Paid Off        39        627        58.204
Total:        2,853

Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1 Loan-to-Value Distribution by Status
Mortgage Data Through: March 31, 2005
LTV        Delinquency        Percentage
0.1        Current        0.003
0.2        Current        0.141
0.2        Paid Off        0.103
0.2        Delinquent        0.2
0.3        Current        0.003
0.4        Current        0.008
0.5        Current        0.015
0.6        Paid Off        0.077
0.6        Current        0.028
0.7        Delinquent        0.05
0.7        Current        0.073
0.7        Paid Off        0.205
0.8        Current        0.315
0.8        Paid Off        0.205
0.8        Delinquent        0.3
0.9        Paid Off        0.333
0.9        Delinquent        0.3
0.9        Current        0.279
1        Delinquent        0.15
1        Paid Off        0.077
1        Current        0.137

Status        # of Loans        Average        Std. Deviation
Current        2,794        1.483        0.495
Delinquent        20        1.453        0.56
Paid Off        39        1.487        0.424
Total:        2,853

Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1 Balance Distribution by Status
Mortgage Data Through: March 31, 2005
Balance        Delinquency        Percentage
10000        Current        0.003
20000        Current        0.032
20000        Delinquent        0.1
30000        Current        0.043
40000        Current        0.034
40000        Delinquent        0.1
50000        Current        0.045
50000        Delinquent        0.1
60000        Current        0.043
70000        Current        0.049
70000        Delinquent        0.05
80000        Current        0.047
80000        Delinquent        0.15
90000        Current        0.05
90000        Delinquent        0.15
100000        Current        0.057
110000        Current        0.055
110000        Delinquent        0.1
120000        Current        0.044
120000        Delinquent        0.05
130000        Current        0.047
140000        Current        0.046
150000        Current        0.034
160000        Current        0.038
170000        Current        0.036
180000        Current        0.028
190000        Current        0.026
190000        Delinquent        0.05
200000        Current        0.025
210000        Current        0.024
220000        Current        0.025
230000        Current        0.017
240000        Current        0.013
250000        Current        0.013
250000        Delinquent        0.05
260000        Current        0.014
270000        Current        0.013
280000        Current        0.012
290000        Current        0.011
290000        Delinquent        0.05
300000        Current        0.01
310000        Current        0.005
320000        Current        0.008
330000        Current        0.004
340000        Current        0.003
350000        Current        0.004
360000        Current        0.007
370000        Current        0.003
380000        Current        0.005
390000        Current        0.006
400000        Current        0.005
410000        Current        0.002
420000        Current        0.002
420000        Delinquent        0.05
430000        Current        0.003
440000        Current        0.003
450000        Current        0.001
460000        Current        0
470000        Current        0.001
480000        Current        0
490000        Current        0.001
500000        Current        0.001
530000        Current        0
550000        Current        0
560000        Current        0
600000        Current        0
650000        Current        0
690000        Current        0

Status        # of Loans        Average        Std. Deviation
Current        2,794        144,622.37        94,402.31
Delinquent        20        114,556.85        99,216.09
Total:        2,814


Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1 Mortgage Type Distribution by Status
Mortgage Data Through: March 31, 2005
Mortgage Type        Delinquency        Percentage
Investment Home        Current        0.027
Investment Home        Delinquent        0.05
Investment Home        Paid Off        0.026
Primary Home        Current        0.972
Primary Home        Delinquent        0.95
Primary Home        Paid Off        0.974
Second Home        Current        0

Mortgage Type        Loan Count        Total Balance        Avg. Balance
Std. Deviation
ARM        2,151        352,244,814.88        163,758.63        92,337.15
Fixed        702        54,121,226.98        77,095.76        71,578.35
Total:        2,853        406,366,041.86

Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1 Mortgage Term Distribution by Status
Mortgage Data Through: March 31, 2005
Mortgage Term        Delinquency        Percentage
120        Current        0.001
180        Current        0.072
180        Delinquent        0.05
180        Paid Off        0.026
240        Paid Off        0.026
240        Delinquent        0.05
240        Current        0.035
300        Current        0.001
360        Current        0.891
360        Delinquent        0.9
360        Paid Off        0.949

# of Loans        Other        120        180        240        300        360
2,853        0        2        203        101        2        2,545


SASCO 2005-RMS1 Mortgage Purpose Distribution
Mortgage Data Through: March 31, 2005

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Purpose        Number        Percentage        Purpose        Number
Percentage        Purpose        Number        Percentage        Purpose
Number        Percentage
Cash-out refinance         1,395        48.9%        Cash-out refinance
1,369        49.0%        Cash-out refinance         6        30.0%
Cash-out refinance         19        48.7%
Purchase        1,302        45.6%        Purchase        1,272        45.5%
   Purchase        14        70.0%        Purchase        16        41.0%

Rate/term refinance         157        5.5%        Rate/term refinance
153        5.5%        Rate/term refinance         0        0.0%
Rate/term refinance         4        10.3%
Home Improvement         0        0.0%        Home Improvement         0
0.0%        Home Improvement         0        0.0%        Home Improvement
  0        0.0%
Other        0        0.0%        Other        0        0.0%        Other
0        0.0%        Other        0        0.0%

Total        2,854        100%        Total        2,794        100%
Total        20        100%        Total        39        100%

Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1 Ownership Distribution by Status
Mortgage Data Through: March 31, 2005
Ownership Type        Delinquency        Percentage
Investment Home        Current        0.027
Investment Home        Delinquent        0.05
Investment Home        Paid Off        0.026
Primary Home        Current        0.972
Primary Home        Delinquent        0.95
Primary Home        Paid Off        0.974
Second Home        Current        0

Title        # of Loans
Investment Home        78
Primary Home        2,774
Second Home        1
Total:        2,853

Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1 Delinquent Count Over Time
Mortgage Data Through: March 31, 2005
AsOfDate        30 Days        60 Days        90 Days        Foreclosure
REO
3/31/2005        18        1        0        1        0


Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1 Delinquent Balance Over Time
Mortgage Data Through: March 31, 2005
AsOfDate        30 Days        60 Days        90 Days        Foreclosure
REO
3/31/2005        1629352        415000        0        246785        0

Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1 Historical SDA Performance
Mortgage Data Through: March 31, 2005

             Weighted           Monthly
Date            Average Age         Default Amt        Default Rate        CDR
(F-R)   SDA Curve   SDA %
31-Mar-05        4.73            $0                     0.00%          0.00%
          0.09%     0%

Averages:        4.73            $0                     0.00%          0.00%
          0.09%         0%

Copyright 2005 The Murrayhill Company. All Rights Reserved.